Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Debtors: Mesa Air Group, Inc., ET AL. (1)
Case Number: Jointly Administered 10-10018 (MG)

Monthly Operating Report for the Period:
Month ended December 31, 2010

Federal Tax ID # 85-0302351

Debtors' Address:
410 N 44th Street Suite 700
Phoenix, AZ 85008

Monthly Net Income/(Loss): ($11.160) million

Debtors' Attorney:
Pachulski, Stang, Ziehl & Jones LLP
780 Third Avenue, 36th Floor
New York, NY 10017-2024
Telephone: (212) 561-7700
Fax: (212) 561-7777
http://www.pszjlaw.com

Report Preparer: Mesa Air Group, Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors'
financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: January 24, 2011	/s/ Mike Lotz Mike Lotz President and Chief Financial Officer

(1) See next page for a listing of Debtors by case number.
(2) All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT

(1) The Debtors in these jointly administered cases are as follows:

Case
Debtor Name	Number
Mesa Air New York, Inc.	10-10017
Mesa Air Group, Inc.	10-10018
Mesa In-Flight, Inc.	10-10019
Freedom Airlines, Inc.	10-10020
Mesa Airlines, Inc.	10-10021
MPD, Inc.	10-10022
Ritz Hotel Management Corp.	10-10023
Regional Aircraft Services, Inc.	10-10024
Air Midwest, Inc.	10-10025
Mesa Air Group Airline Inventory Management, LLC	10-10030
Nilchi, Inc.	10-10027
Patar, Inc.	10-10028

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
SCHEDULE OF DISBURSEMENTS

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	December 31, 2010	November 30, 2010	October 31, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,239,635	1,235,603	1,510,870
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	120,454	284,979	306,684
Mesa Airlines, Inc.	10-10021	39,465,756	38,975,470	37,390,290
MPD, Inc.	10-10022	157,486	108,220	129,536
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	794,829	530,217	533,859
Air Midwest, Inc.	10-10025	289	-	211
Mesa Air Group Airline Inventory Management, LLC	10-10030	7,483,573	4,159,024	8,107,204
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	September 30, 2010	August 31, 2010	July 31, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	967,890	1,520,408	1,421,392
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	986,910	1,681,799	1,615,132
Mesa Airlines, Inc.	10-10021	39,452,779	32,573,328	42,081,014
MPD, Inc.	10-10022	142,280	86,100	107,657
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	498,269	552,482	571,129
Air Midwest, Inc.	10-10025	-	-	342
Mesa Air Group Airline Inventory Management, LLC	10-10030	3,345,808	6,858,455	6,127,031
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	June 30, 2010	May 31, 2010	April 30, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,852,506	2,487,310	1,688,784
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	2,019,124	1,898,294	2,339,613
Mesa Airlines, Inc.	10-10021	49,986,705	36,930,775	45,289,526
MPD, Inc.	10-10022	136,761	151,703	140,811
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	803,034	531,676	526,302
Air Midwest, Inc.	10-10025	10,500	51	21
Mesa Air Group Airline Inventory Management, LLC	10-10030	7,688,568	6,541,883	8,900,924
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	January 5, 2010 to
Debtor Name	Number	March 31, 2010	February 28, 2010	January 31, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,348,840	1,244,806	1,128,964
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	2,275,702	1,945,715	1,137,194
Mesa Airlines, Inc.	10-10021	77,630,776	30,568,004	20,791,947
MPD, Inc.	10-10022	150,175	156,100	102,356
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	262,892	519,981	575,558
Air Midwest, Inc.	10-10025	2,249	147	195
Mesa Air Group Airline Inventory Management, LLC	10-10030	7,614,996	5,833,085	811,717
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
INDEX

Description	Page
Condensed Consolidated Debtors-in-Possession Statement of Operations for the month ended
December 31, 2010 and filing to date	5
Condensed Consolidated Debtors-in-Possession Balance Sheets as of December 31, 2010
and all subsequent periods post-petition date	8
Condensed Consolidated Debtors-in-Possession Statement of Cash Flows for the month ended
December 31, 2010 and filing to date	11
Notes to the Condensed Consolidated Monthly Operating Report	14

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended	Month ended
	December 31, 2010	November 30, 2010	October 31, 2010	September 30, 2010	August 31, 2010

Revenues:
Passenger	$ 58,323	$ 55,461	$ 57,080	$ 60,733	$ 65,145
Cargo	-	-	-	-	-
Other	266	301	334	456	406
Total Revenue	58,589	55,762	57,413	61,188	65,551

Operating Expenses:
Flight Operations	15,173	15,042	14,983	14,270	16,942
Flight Operations - Nonoperating Aircraft	-	13	25	1,029	1,068
Aircraft Fuel	18,322	18,694	18,283	17,392	18,643
Aircraft and traffic servicing	3,807	3,835	3,798	3,567	4,008
Maintenance	12,295	9,797	13,481	8,300	12,508
Promotion and sales	501	372	468	363	449
General and administrative	1,926	4,019	4,322	4,804	3,501
Depreciation and amortization	2,822	2,951	2,942	2,879	3,160
Impairment of long-lived asset	-	-	-	-	-
Total operating expenses	54,846	54,721	58,304	52,605	60,279

Operating Income (Loss)	3,743	1,041	(890)	8,584	5,272

Nonoperating income (expense)
Interest Income	370	369	370	315	370
Interest Expense	(1,191)	(1,183)	(1,199)	(954)	(567)
Other, net (Note 9)	(581)	(562)	(336)	(708)	(469)
Total Nonoperating income (expense)	(1,402)	(1,375)	(1,165)	(1,348)	(666)

Income (Loss) before reorganization items and income taxes	2,341	(334)	(2,055)	7,236	4,605

Income taxes	(6,512)	(178)	(6,322)	(44,824)	(116,776)
Loss (Gain) on reorganization items (Note 5) (1)	20,014	148	14,664	134,345	322,859

Income (Loss) before discontinued operations	(11,160)	(304)	(10,398)	(82,285)	(201,478)

Loss (Gain) from discontinued operations	-	-	-	(262)	-

Net Income (Loss)	(11,160)	(304)	(10,398)	(82,023)	(201,478)

The accompanying notes are an integral part of the financial statements.

(1) The majority of reorganization expense in August, September, October and December was for unsecured claims related to the rejection of aircraft leases.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010

Revenues:
Passenger	$ 65,917	$ 73,955	$ 65,209	$ 70,078
Cargo	-	-	-	-
Other	425	469	424	509
Total Revenue	66,342	74,424	65,632	70,586

Operating Expenses:
Flight Operations(1)	17,538	17,654	18,692	20,426
Flight Operations - Nonoperating Aircraft(1)	2,622	752	5,790	4,615
Aircraft Fuel	18,190	17,900	18,635	18,635
Aircraft and traffic servicing	3,929	3,751	3,604	4,258
Maintenance	17,148	12,142	12,288	14,217
Promotion and sales	472	738	468	263
General and administrative	3,095	4,449	3,169	3,330
Depreciation and amortization	3,215	3,343	3,328	3,330
Impairment of long-lived asset	-	-	-	-
Total operating expenses	66,208	60,729	65,974	69,072

Operating Income (Loss)	134	13,695	(341)	1,514

Nonoperating income (expense)
Interest Income	393	441	370	381
Interest Expense	(1,316)	(1,270)	(1,349)	(1,334)
Other, net (Note 9)	(133)	(1,693)	(312)	(519)
Total Nonoperating income (expense)	(1,057)	(2,523)	(1,291)	(1,472)

Income (Loss) before reorganization items and income taxes	(923)	11,173	(1,632)	42

Income taxes	(16,449)	(162,400)	(1,553)	(937)
Loss (Gain) on reorganization items (Note 5) (2)	43,414	448,910	2,553	2,590

Income (Loss) before discontinued operations	(27,888)	(275,336)	(2,633)	(1,612)

Loss (Gain) from discontinued operations	-	-	-	-

Net Income (Loss)	(27,888)	(275,336)	(2,633)	(1,612)

The accompanying notes are an integral part of the financial statements.

(1) In June adjustments were booked reducing lease expense for rejected aircraft leases. Actual expense in June was $17,994 for flight operations and $2,558 for flight operations - nonoperating aircraft.

(2) The majority of reorganization expense in June and July were for unsecured claims related to the rejection of aircraft leases.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	January 5, 2010	Filing
	March 31, 2010	February 28, 2010	to January 31, 2010	to Date

Revenues:
Passenger	$ 72,669	$ 65,457	$ 61,488	$ 771,512
Cargo	-	-	-	-
Other	474	463	381	4,908
Total Revenue	73,143	65,921	61,869	776,420

Operating Expenses:
Flight Operations(1)	20,697	19,787	20,719	211,924
Flight Operations - Nonoperating Aircraft(1)	4,512	5,291	2,163	27,878
Aircraft Fuel	18,745	14,992	15,953	214,382
Aircraft and traffic servicing	4,506	3,701	3,897	46,660
Maintenance	16,001	13,788	10,826	152,792
Promotion and sales	471	333	190	5,088
General and administrative	3,316	3,342	3,040	42,311
Depreciation and amortization	3,304	3,322	2,926	37,522
Impairment of long-lived asset	-	-	-	-
Total operating expenses	71,551	64,556	59,714	738,557

Operating Income (Loss)	1,592	1,365	2,155	37,863

Nonoperating income (expense)
Interest Income	370	369	322	4,439
Interest Expense	(1,381)	(1,565)	(1,343)	(14,653)
Other, net (Note 9)	244	309	(323)	(5,084)
Total Nonoperating income (expense)	(767)	(887)	(1,344)	(15,298)

Income (Loss) before reorganization items and income taxes	824	478	811	22,565

Income taxes	(1,373)	(132)	(87)	(357,543)
Loss (Gain) on reorganization items (Note 5)	4,525	854	1,060	995,936

Income (Loss) before discontinued operations	(2,328)	(244)	(162)	(615,828)

Loss (Gain) from discontinued operations	-	2	(704)	(964)

Net Income (Loss)	(2,328)	(246)	542	(614,864)

The accompanying notes are an integral part of the financial statements.

(1) For presentation purposes, the March flight operation expense has been adjusted from what was reported on the March MOR to properly reflect the expense for nonoperating aircraft.
The net adjustment between the two line items is zero.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
	December 31, 2010	November 30, 2010	October 31, 2010	September 30, 2010

ASSETS
Current Assets:
Cash and cash equivalents	43,422	62,526	60,482	57,733
Short-term investments	-	1,747	1,681	-
Restricted investments	9,620	9,692	9,692	9,692
Receivables, net of allowance	18,926	15,154	6,088	6,278
Inventories, net of allowance	20,984	27,488	27,000	26,636
Prepaid expenses and other assets	84,596	91,403	96,269	95,320
Total current assets	177,548	208,010	201,212	195,659

Property and equipment, net	473,245	492,006	494,442	496,856
Security and other deposits	6,494	6,484	6,433	6,430
Other assets	492,935	477,685	478,177	476,879
Total Assets	1,150,221	1,184,184	1,180,264	1,175,823

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)	3,768	14,540	6,622	5,891
Air traffic liability	5,401	5,085	5,171	4,950
Other accrued expenses	46,082	55,624	52,890	42,611
Income tax payable	2,568	2,595	2,597	2,586
Deferred revenue and other current liabilities	-	-	-	-
Total current liabilities not subject to compromise	57,818	77,844	67,279	56,039

Deferred credits and other liabilities	55,101	55,586	57,827	59,107
Long term deferred income tax	156,719	156,719	156,719	156,719
Other long-term debt post petition	-	-	-	-
Total liabilities not subject to compromise	211,820	212,306	214,546	215,827

Liabilities subject to compromise (Note 6)	1,389,906	1,392,232	1,396,368	1,388,378
Total liabilities	1,659,545	1,682,382	1,678,194	1,660,244

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued	-	-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively	115,500	115,500	115,500	118,676
Deferred Stock Compensation	1,803	1,768	1,732	1,667
Retained Earnings	(626,626)	(615,466)	(615,162)	(604,764)
Total stockholders' equity	(509,324)	(498,198)	(497,930)	(484,421)

Total liabilities and stockholders' equity	1,150,221	1,184,184	1,180,264	1,175,823

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
	August 31, 2010	July 31, 2010	June 30, 2010	May 31, 2010

ASSETS
Current Assets:
Cash and cash equivalents	58,207	53,275	52,165	60,833
Short-term investments	1,478	1,405	-	1,258
Restricted investments	10,351	11,125	11,117	11,341
Receivables, net of allowance	19,458	17,962	17,307	8,024
Inventories, net of allowance	26,840	27,872	27,670	27,631
Prepaid expenses and other assets	111,230	132,124	129,831	127,244
Total current assets	227,565	243,763	238,090	236,333

Property and equipment, net	515,264	537,707	540,650	546,281
Security and other deposits	7,329	7,929	8,393	12,192
Other assets (1)	431,586	134,127	134,389	133,713
Total Assets	1,181,745	923,525	921,522	928,518

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)	3,638	1,990	3,220	3,415
Air traffic liability	4,653	4,276	4,767	4,909
Other accrued expenses	54,587	52,174	40,641	48,317
Income tax payable	2,217	(180,339)	(164,192)	(1,774)
Deferred revenue and other current liabilities	-	-	-	-
Total current liabilities not subject to compromise	65,095	(121,899)	(115,564)	54,868

Deferred credits and other liabilities	95,672	96,435	97,989	97,388
Long term deferred income tax	156,719	156,719	156,719	156,719
Other long-term debt post petition	-	-	-	-
Total liabilities not subject to compromise	252,391	253,154	254,708	254,107

Liabilities subject to compromise (Note 6)	1,269,227	995,476	957,716	519,577
Total liabilities	1,586,713	1,126,731	1,096,860	828,552

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued	-	-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively	118,676	118,676	118,676	118,676
Deferred Stock Compensation	1,634	1,658	1,637	1,605
Retained Earnings	(525,279)	(323,540)	(295,652)	(20,316)
Total stockholders' equity	(404,968)	(203,206)	(175,338)	99,966

Total liabilities and stockholders' equity	1,181,745	923,525	921,522	928,518

The accompanying notes are an integral part of the financial statements.

(1) For presentation purposes income taxes payable have been moved from the Income tax payable line item in current liabilities to Other assets as income taxes payable are an asset as of August 2010.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
	April 30, 2010	March 31, 2010	February 28, 2010	January 31, 2010

ASSETS
Current Assets:
Cash and cash equivalents	57,484	54,109	78,707	67,471
Short-term investments	850	-	873	885
Restricted investments	11,348	10,971	11,660	12,764
Receivables, net of allowance	6,694	9,766	15,600	10,130
Inventories, net of allowance	27,776	27,352	27,329	27,267
Prepaid expenses and other assets	140,167	147,607	125,212	141,547
Total current assets	244,319	249,806	259,380	260,063

Property and equipment, net	547,983	550,505	550,459	552,378
Security and other deposits	12,192	12,192	11,787	11,786
Other assets	134,156	133,884	134,057	133,964
Total Assets	938,650	946,387	955,683	958,191

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)	4,061	5,912	4,634	4,817
Air traffic liability	4,140	4,146	4,151	3,791
Other accrued expenses	49,207	49,282	42,205	41,659
Income tax payable	(216)	231	3,460	3,597
Deferred revenue and other current liabilities	-	-	-	-
Total current liabilities not subject to compromise	57,192	59,570	54,450	53,863

Deferred credits and other liabilities	99,738	101,968	102,581	104,612
Long term deferred income tax	156,719	156,719	156,719	156,719
Other long-term debt post petition	-	-	-	-
Total liabilities not subject to compromise	256,457	258,688	259,300	261,332

Liabilities subject to compromise (Note 6)	522,435	524,868	536,132	537,002
Total liabilities	836,085	843,126	849,882	852,196

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued	-	-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively	118,676	118,676	118,676	118,676
Deferred Stock Compensation	1,571	1,555	1,469	1,417
Retained Earnings	(17,683)	(16,971)	(14,345)	(14,098)
Total stockholders' equity	102,565	103,261	105,801	105,995

Total liabilities and stockholders' equity	938,650	946,387	955,683	958,191

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended	Month ended
	December 31, 2010	November 30, 2010	October 31, 2010	September 30, 2010	August 31, 2010

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (11,160)	$ (304)	$ (10,398)	$ (82,285)	$ (201,478)
Net income (loss) from discontinued operations	$ -	$ -	$ -	$ 262	$ -
Net income (loss)	$ (11,160)	$ (304)	$ (10,398)	$ (82,023)	$ (201,478)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	2,822	2,951	2,942	2,879	3,160
Impairment charges	-	-	-	-	-
Amortization of deferred credits	105	(758)	(794)	(34,949)	(870)
Amortization of restricted stock awards	35	36	65	33	(23)
Amortization of contract incentive payments	24	24	24	27	27
Provision for obsolete expendable parts and supplies	(1,111)	101	105	136	477
Changes in operating assets and liabilities:
Net (purchases) sales of investment securities	1,747	(66)	(1,681)	1,478	(73)
Receivables	(3,772)	(9,066)	190	13,181	(1,496)
Expendable parts and supplies	7,615	(589)	(469)	67	555
Prepaid expenses and other assets	6,807	4,866	(1,623)	15,910	20,894
Other assets	50	50	50	-	690
Accounts Payable	(20,240)	9,047	9,960	(11,215)	456
Income taxes payable	(6,539)	(180)	(6,311)	(44,252)	(117,413)
Air traffic liability	-	-	-	-	-
Other accrued liabilities	26,145	(1,199)	14,661	149,831	343,235
Net cash provided by (used in) operating activities	2,527	4,912	6,722	11,104	48,142

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(20,014)	(148)	(12,879)	(134,345)	(322,877)

Total net cash provided by (used in) operating activities	(17,487)	4,765	(6,157)	(123,241)	(274,735)

Cash flows from investing activities:
Capital expenditures	730	(514)	(922)	(1,607)	1,762
Proceeds from sale of flight equipment and expendable inventory
Change in restricted cash	72	-	-	659	774
Equity method investment	320	584	353	637	128
Investment deposits	-	-	-	-	-
Change in other assets	1	5	1,412	1	156
Net returns (payments) of lease and equipment deposits	(10)	(51)	(3)	899	599
Net cash (used in) provided by investing activities	1,114	24	841	588	3,419

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	-	-	10,883	124,701	279,150
Principal payments on long-term borrowings	(2,731)	(2,744)	(2,817)	(2,523)	(2,902)

Net cash (used in) provided by financing activities	(2,731)	(2,744)	8,066	122,178	276,248

Increase (decrease) in cash and cash equivalents	(19,104)	2,044	2,749	(474)	4,932

Cash and cash equivalents at beginning of period	62,526	60,482	57,733	58,207	53,275

Cash and cash equivalents at end of period	43,422	62,526	60,482	57,733	58,207

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (27,888)	$ (275,336)	$ (2,633)	$ (1,612)
Net income (loss) from discontinued operations	$ -	$ -	$ -	$ -
Net income (loss)	$ (27,888)	$ (275,336)	$ (2,633)	$ (1,612)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	3,215	3,343	3,328	3,330
Impairment charges	-	-	-	-
Amortization of deferred credits	(1,565)	(494)	(1,357)	(1,363)
Amortization of restricted stock awards	21	32	33	16
Amortization of contract incentive payments	27	27	27	27
Provision for obsolete expendable parts and supplies	107	155	301	122
Changes in operating assets and liabilities:
Net (purchases) sales of investment securities	(1,405)	1,258	(408)	(850)
Receivables	(644)	(9,283)	(1,331)	3,072
Expendable parts and supplies	(308)	(195)	(155)	(546)
Prepaid expenses and other assets	(2,254)	(5,165)	12,922	7,441
Other assets	50	50	50	188
Accounts Payable	10,882	(6,948)	(1,398)	(1,270)
Income taxes payable	(16,148)	(162,418)	(1,557)	(447)
Air traffic liability	-	-	-	-
Other accrued liabilities	42,388	452,445	2,005	1,259
Net cash provided by (used in) operating activities	6,476	(2,526)	9,828	9,367

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(43,414)	(448,910)	(2,553)	(2,590)

Total net cash provided by (used in) operating activities	(36,938)	(451,436)	7,275	6,777

Cash flows from investing activities:
Capital expenditures	-	2,314	(1,599)	(781)
Proceeds from sale of flight equipment and expendable inventory			-	-
Change in restricted cash	(8)	225	7	(377)
Equity method investment	151	(785)	334	516
Investment deposits	-	-	-	-
Change in other assets	7	5	6	(130)
Net returns (payments) of lease and equipment deposits	(90)	(14)	-	-
Net cash (used in) provided by investing activities	60	1,745	(1,253)	(772)

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	40,587	443,717	-	-
Principal payments on long-term borrowings	(2,599)	(2,695)	(2,673)	(2,629)

Net cash (used in) provided by financing activities	37,988	441,023	(2,673)	(2,629)

Increase (decrease) in cash and cash equivalents	1,110	(8,668)	3,350	3,375

Cash and cash equivalents at beginning of period	52,165	60,833	57,484	54,109

Cash and cash equivalents at end of period	53,275	52,165	60,833	57,484

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	January 5, 2010	Filing to
	March 31, 2010	February 28, 2010	to January 31, 2010	Date

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (2,328)	$ (248)	$ (162)	$ (615,832)
Net income (loss) from discontinued operations	$ (0)	$ 2	$ 704	$ 968
Net income (loss)	$ (2,328)	$ (246)	$ 542	$ (614,864)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	3,304	3,323	3,362	37,959
Impairment charges	-	-	(1,080)	(1,080)
Amortization of deferred credits	(512)	(1,464)	(1,338)	(45,360)
Amortization of restricted stock awards	86	52	65	452
Amortization of contract incentive payments	27	27	27	317
Provision for obsolete expendable parts and supplies	148	108	127	777
Changes in operating assets and liabilities:
Net (purchases) sales of investment securities	873	12	(885)	-
Receivables	5,834	(5,470)	3,626	(5,158)
Expendable parts and supplies	(171)	(170)	(13)	5,620
Prepaid expenses and other assets	(22,396)	16,335	19,133	72,871
Other assets	50	50	50	1,327
Accounts Payable	5,219	1,098	9,026	4,617
Income taxes payable	(3,230)	(137)	569	(358,062)
Air traffic liability	-	-	-	-
Other accrued liabilities	(2,339)	916	9,188	1,038,535
Net cash provided by (used in) operating activities	(15,435)	14,435	42,399	137,951

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(1,186)	(854)	(1,060)	(990,830)

Total net cash provided by (used in) operating activities	(16,621)	13,581	41,339	(852,879)

Cash flows from investing activities:
Capital expenditures	(3,324)	(1,378)	(1,538)	(6,858)
Proceeds from sale of flight equipment and expendable inventory	-	-	-	-
Change in restricted cash	688	1,104		3,144
Equity method investment	(238)	(213)	340	2,126
Investment deposits	-	-	-	-
Change in other assets	9	16	11	1,500
Net returns (payments) of lease and equipment deposits	(404)	(1)	(47)	879
Net cash (used in) provided by investing activities	(3,269)	(471)	(1,235)	790

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	-	-	-	899,038
Principal payments on long-term borrowings	(4,708)	(1,874)	(1,867)	(32,761)

Net cash (used in) provided by financing activities	(4,708)	(1,874)	(1,867)	866,277

Increase (decrease) in cash and cash equivalents	(24,598)	11,236	38,238	14,189

Cash and cash equivalents at beginning of period	78,707	67,471	29,233	29,233

Cash and cash equivalents at end of period	54,109	78,707	67,471	43,422

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
 NOTES TO MONTHLY OPERATING REPORT

1. Background and Organization

General - Mesa Air Group, Inc. ("Mesa" or the "Company") is a holding company whose principal subsidiaries operate as regional air carriers providing scheduled passenger and airfreight service. As of December 31, 2010, the Company served 94 cities in 38 states, the District of Columbia and Mexico and operated a fleet of 76 aircraft with approximately 450 daily departures.

Chapter 11 Reorganization Cases - On January 5, 2010 (the "Petition Date"), Mesa Air Group, Inc. and its eleven subsidiaries (the "Debtors") filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The Debtors continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. On January 14, 2010, the Office of the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors.

2. Basis of Presentation

Condensed Consolidated Debtor-in-Possession Financial Statements - The unaudited financial statements and supplemental information contained herein represent the condensed consolidated financial information for the Debtors. The results of operations for the period from January 5, 2010 to January 31, 2010 were estimated based upon estimates that included the use of statistical data, processed revenue, fuel purchases and a pro-ration of calendar days within the month of January. Amounts presented in the unaudited Statement of Cash Flows for the period from January 5, 2010 to January 31, 2010 were based on estimated asset and liability balances as of the filing date and actual balances as of January 31, 2010, as well as the aforementioned estimated results of operations for the period from January 5, 2010 to January 31, 2010.

American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does, however, require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors' financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. Further information concerning the Debtors' accounting policies will be found in the footnotes to our Annual Report on Form 10-K for the period ended September 30, 2009 once filed and subsequent filings on Form 10-Q when filed with the United States Securities and Exchange Commission.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors. Certain financial information, however, has not been subject to procedures that typically would be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP") and, upon the application of such procedures, the Debtors believe that the financial information will be subject to changes. These changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that typically would be made for quarterly financial statements in accordance with U.S. GAAP. Certain prepaid balances and pre- and post-petition trade accounts payable balances are subject to further review and reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, this report should be read in conjunction with our consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the period ended September 30, 2009 once filed and subsequent filings on Form 10-Q when filed with the United States Securities and Exchange Commission.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

Case Number: 10-10018 (MG) (Jointly Administered)

Intercompany Transactions - Intercompany transactions between Debtors have been eliminated in the financial statements contained herein.

Property and Equipment, net - Recorded at cost net of accumulated deprecation.

Taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in future years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records deferred tax assets for the value of benefits expected to be realized from the utilization of alternative minimum tax credit carry forward, capital loss carryforward and state and federal net operating loss carryforward. We periodically review these assets to determine the likelihood of realization. To the extent we believe some portion of the benefit may not be realizable, an estimate of the unrealized position is made and an allowance recorded. The Company and its consolidated subsidiaries file a consolidated federal income tax return. As of December 31, 2010, the Company estimated an effective tax rate of 36.85%.

The Debtors have received approval to pay pre-petition employee withholding obligations in addition to employment and wage-related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain first day motions. As such, the Debtors have paid such taxes when due. In addition, all post-petition tax obligations have been fully paid to the proper taxing authorities to the extent they were due during the current reporting period.

Further, employee withholding obligations are pre-funded by the Debtors and paid directly by the Debtors' payroll contractor, Automatic Data Processing, Inc. ("ADP"). Thus, no further information regarding taxes is included in this report.

3. Insurance

All insurance premiums have been paid to the proper insurance company or broker when due during the current reporting period, and all insurance policies are in force as of the filing of this report.

4. Cash Management System & Use of Cash

The Court has entered orders authorizing the Debtors to continue to use their existing cash management system including: (i) investment guidelines; (ii) maintenance of existing bank accounts and business forms; and (iii) the authorization to open and close bank accounts. The Debtors are continuing to collect and disburse cash since the Petition Date using the existing cash management system, as modified to comply with applicable orders of the Court.

Case Number: 10-10018 (MG) (Jointly Administered)

5. Reorganization items

SOP 90-7 requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business, as well as professional fees directly related to the process of reorganizing the Debtors under Chapter 11. The Debtors' reorganization items consist of the following:

(In $U.S. 000's)
	Month ending	Month ending	Month ending	Month ending
	December 31, 2010	November 30, 2010	October 31, 2010	September 30, 2010
Professional fees directly related to reorganization	$ 1,479	$ 968	$ 949	$ 1,063
Loss on rejection of aircraft leases (1)	18,480	(1,050)	12,870	129,427
Cost related to the early return and sale of aircraft	54	516	413	509
Abandonment of real property (1)	-	-	-	-
Write off of LOC for engine lease termination & return of aircraft	-	-	-	-
Write-off engine lease termination expenses	-	(286)	432	3,545
Other	-	-	-	(199)
Total loss/(gain) on reorganization items	20,014	148	14,664	134,345

	Month ending	Month ending	Month ending	Month ending
	August 31, 2010	July 31, 2010	June 30, 2010	May 31, 2010
Professional fees directly related to reorganization	$ 1,048	$ 465	$ 1,059	$ 691
Loss on rejection of aircraft leases	309,361	26,384	446,630	-
Cost related to the early return and sale of aircraft	2,012	1,231	1,221	1,862
Abandonment of real property	-	215	-	-
Write off of LOC for engine lease termination & return of aircraft	774	-	-	-
Write-off engine lease termination expenses	9,665	15,119	-	-
Other	-	-	-	-
Total loss/(gain) on reorganization items	322,859	43,414	448,910	2,553

				January 5, 2010
	Month ending	Month ending	Month ending	to
	April 30, 2010	March 31, 2010	February 28, 2010	January 31, 2010
Professional fees directly related to reorganization	$ 2,590	$ 1,186	$ 854	$ 1,060
Loss on rejection of aircraft leases	-	-	-	-
Cost related to the early return and sale of aircraft	-	-	-	-
Abandonment of real property	-	-	-	-
Write off of LOC for engine lease termination & return of aircraft	-	2,027	-	-
Write-off engine lease termination expenses	-	1,312	-	-
Other	-	-	-	-
Total loss/(gain) on reorganization items	2,590	4,525	854	1,060

	Filing to
	Date
Professional fees directly related to reorganization	$ 13,412
Loss on rejection of aircraft leases	$ 942,103
Cost related to the early return and sale of aircraft	$ 7,818
Abandonment of real property	$ 215
Write off of LOC for engine lease termination & return of aircraft	$ 2,801
Write-off engine lease termination expenses	$ 29,786
Other	$ (199)
Total loss/(gain) on reorganization items	995,936

(1) For presentation purposes the abandonment of real property and loss on rejection of aircraft leases in July were adjusted to properly reflect these transactions.
The net adjustment between the two line items is zero.

Professional fees directly related to the reorganization ("Professional Fees") include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors. Professional Fees are estimated by the Debtors and will be reconciled to actual invoices when received.

Of the 93 aircrafts that have either been rejected or abandoned since the approval of the Rejection Procedures (as defined below), the Debtors have booked the damages arising from the rejection/abandonment of 92 of these aircraft and estimated them to be approximately $910,000,000, which amount is subject to the final settlement between the Debtors and the applicable aircraft parties.

Case Number: 10-10018 (MG) (Jointly Administered)

6. Liabilities Subject to Compromise

As a result of the Chapter 11 Filings, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre- Chapter 11 liabilities are stayed. At hearings held in January and February, the Court granted final approval of many of the Debtors' "first day" motions covering, among other things, human capital obligations, supplier relations (including fuel supply and fuel contracts), insurance, customer relations, business operations, certain tax matters, industry agreements, utilities, case management and retention of professionals.

The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors' operations, with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to comprise. Holders of pre-petition claims will be required to file proofs of claims by a bar date to be determined by the Court. The deadline for the filing of proofs of claims against the Debtors was May 21, 2010, with certain exceptions pursuant to the bar date order entered by the Court.

A bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 cases. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

SOP 90-7 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

Case Number: 10-10018 (MG) (Jointly Administered)

Liabilities Subject to Compromise consist of the following:

(In $U.S. 000's)
	Dec 31,	Nov 30,	Oct 31,	Sep 30,
	2010	2010	2010	2010
Accounts payable and other accrued expenses	$ 61,817	$ 62,397	$ 62,781	$ 62,832
Accrued interest expense	4,035	4,016	4,041	4,023
Secured aircraft debt	359,859	362,572	365,245	367,935
Other secured debt	5,605	5,622	5,695	5,908
Unsecured debt	32,321	32,321	32,321	32,321
Bankruptcy related unsecured claims	910,108	909,185	910,210	899,553
Bankruptcy related admin claims	6,975	6,975	6,975	6,750
Convertible bonds (1)	9,186	9,143	9,100	9,057
Total liabilities subject to compromise	1,389,906	1,392,232	1,396,368	1,388,378

	Aug 31,	July 31,	June 30,	May 31,
	2010	2010	2010	2010
Accounts payable and other accrued expenses	$ 62,745	$ 64,373	$ 63,388	$ 62,058
Accrued interest expense	4,055	4,803	4,805	4,997
Secured aircraft debt	370,797	373,381	379,490	382,100
Other secured debt	8,693	9,174	10,369	10,377
Unsecured debt	32,321	32,321	32,321	51,158
Bankruptcy related unsecured claims	775,751	498,402	454,439	-
Bankruptcy related admin claims	5,850	4,050	3,975	-
Convertible bonds (1)	9,014	8,972	8,930	8,888
Total liabilities subject to compromise	1,269,227	995,476	957,716	519,577

	April 30,	March 31,	February 28,	January 31,
	2010	2010	2010	2010
Accounts payable and other accrued expenses	$ 62,364	$ 62,316	$ 68,090	$ 66,810
Accrued interest expense	4,914	4,903	5,937	6,197
Secured aircraft debt	384,767	387,289	391,771	393,692
Other secured debt	10,385	10,393	10,407	10,414
Unsecured debt	51,160	51,163	59,928	59,889
Bankruptcy related unsecured claims	-	-	-	-
Bankruptcy related admin claims	-	-	-	-
Convertible bonds (1)	8,846	8,804	-	-
Total liabilities subject to compromise	522,435	524,868	536,132	537,002

(1) Convertible bonds were listed under unsecured debt in January and February 2010.

Liabilities subject to compromise include trade accounts payable related to pre-petition purchases, all of which were scheduled for payment in the post-petition period. As a result, the cash flows from operations were favorably affected by the stay of payment related to these accounts payable.

Of the 93 aircraft that have either been rejected or abandoned since the approval of the Rejection Procedures (as defined below), the Debtors have booked the damages arising from the rejection/abandonment of 92 of these aircraft and estimated them to be approximately $910,000,000, which amount is subject to the final settlement between the Debtors and the applicable aircraft parties.

7. Post-petition Accounts Payable

To the best of the Debtors' knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms except for approximately $3.8 million of invoices received, not yet paid, as of December 31, 2010.

Case Number: 10-10018 (MG) (Jointly Administered)

8. Owned and Leased Aircraft

On January 26, 2010, the Court approved the abandonment of twenty (20) Beech 1900D aircraft and related airframe, engines, propellers, avionics and all other equipment, parts and components installed in or on, or acceded to, or associated with the related aircraft and the rejection of five (5) aircraft engine leases.  On February 23, 2010, the Court approved procedures for the rejection of aircraft related leases and the abandonment of aircraft subject to security agreements (the "Rejection Procedures").  Since the approval of the Rejection Procedures, the Debtors have filed twenty-three (23) notices of rejection with respect to the leases of seven (7) aircraft engines and ninety-three (93) aircraft.

The Debtors continue to evaluate their aircraft fleet and will address the remaining leased and owned as necessary.  During this time, the Debtors continue to accrue lease and interest expenses in accordance with pre-petition contracts until the lease or debt agreements are rejected or abandoned, as the case may be, and new leases or debt agreements are finalized and approved by the Court.  The line item labeled Flight Operations - Nonoperating Aircraft includes lease expense related to aircraft currently not in operation.

9. Other, Net

Other, Net includes gain / (loss) on disposal of assets, debt conversion expense, recognition of our share of gain/(loss) in our Hawaiian joint venture and other miscellaneous expenses. This total excludes gains / (losses) on minority investments that are reported quarterly.

10. Payments to Insiders

Of the total disbursements listed herein, the amounts paid to insiders during the current reporting period are as follows:

Name	Type of Payment	Amount Paid (Dec 1 - Dec 31)
Ornstein, Jonathan G	Wages / Expenses	53,129.05
Gillman, Brian S	Wages / Expenses	46,790.00
Lotz, Michael J	Wages / Expenses	46,153.89
Foley, Paul F	Wages / Expenses	40,331.93
Appling, Gary W	Wages / Expenses	38,249.89
Butler, David K	Wages / Expenses	34,615.24
Kranzow, Keith C	Wages / Expenses	29,884.60
Ferverda, Michael L	Wages / Expenses	21,153.86
Pappaioanou, Chris J	Wages / Expenses	20,428.85
Swigart, James	Wages / Expenses	19,416.38
Hornberg, Robert A	Wages / Expenses	18,923.11
Gomes, Edward P	Wages / Expenses	17,637.22
Brown, Kenley B	Wages / Expenses	16,384.58
Gumm, Ryan J	Wages / Expenses	0.00
Gust, Eric W	Wages / Expenses	0.00
Thayer, Richard	Wages / Expenses	0.00
Beleson, Robert	Wages / Expenses	0.00
Altobello, Daniel	Wages / Expenses	0.00
Manson III, Joseph	Wages / Expenses	0.00
Nostrand, Peter	Wages / Expenses	0.00
Parker, Maurice	Wages / Expenses	0.00
Bonilla, Carlos	Wages / Expenses	0.00
		$403,098.60

Case Number: 10-10018 (MG) (Jointly Administered)